Exhibit 10.20

LYC Healthcare (Cayman) Ltd (414997)

PRIVATE & CONFIDENTIAL

Ref. No.	: HR/LHC/3033/SD
Date	: 1st August 2025

Lee Ai Vi

I/C No: 780601-14-5900

No 31, Lorong Anggor,

Jalan Kelang Lama,

58100 Kuala Lumpur.

Dear Lee Ai Vi,

RE: APPOINTMENT OF INTERIM CHIEF FINANCIAL OFFICER – LYC HEALTHCARE (CAYMAN) LTD

We are pleased to inform you that the Management has decided to appoint you as the Interim Chief Financial Officer (CFO), of LYC HEALTHCARE (CAYMAN) LTD. This temporary assignment is in recognition of your leadership, professionalism, and strong contributions to the Finance function.

Details of the appointment:

Duration	:	The earlier of six (6) months from the date of this appointment or at the time a permanent CFO is appointed

Commencement Date	:	1st August 2025

Reporting to	:	Group CEO and Managing Director

Job Duties	:	Overseeing all financial matters of the company, including but not limited to:

● Financial planning and strategy
● Budgeting and forecasting
● Financial reporting and compliance
● Stakeholder and audit management
● Supporting strategic business decisions

Compensation	:	Your salary with the current terms will remain unchanged

We are confident that your extensive experience and leadership in finance will be invaluable to the Company during this period. We look forward to your contributions to our continued success.

Please indicate your acceptance of this interim role by signing and returning a copy of this letter to us.

Yours faithfully

LYC HEALTHCARE (CAYMAN) LTD (414997)

/s/ Chan Ying Ho
Chan Ying Ho (Henry)
Group CEO and Executive Director

I,                                            Lee Ai Vi                                           (NRIC No.:                     780601-14-5900)           hereby accept this Appointment of Interim Chief Financial Officer- LYC HEALTHCARE (CAYMAN) LTD and the terms and conditions stipulated therein.

/s/ Lee Ai Vi		LYC Healthcare (Cayman) Ltd (414997)
Name:	Lee Ai Vi	435 Orchard Road
Date:	26/8/2025	Wisma Atria #21-05,
Singapore 238877
Tel: +65 6962 2517